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                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of CNB Holdings, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. N. Padget, Jr., Chief Executive Officer of the Company, and I, William R. Blanton, Chief Operating and Financial officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002, that:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     /s/  H. N. Padget, Jr.
                                     -------------------------------------------
                                     H. N. Padget, Jr., President and CEO
                                     (principal executive officer)

                                     /s/ William R. Blanton
                                     -------------------------------------------
                                     William R. Blanton, Vice Chairman, COO/CFO
                                     (principal financial officer)

August 11, 2004